UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): DECEMBER 1, 2015

COMMISSION FILE NUMBER: 000-54616

BULLSNBEARS.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE                                       000-54616                                           45-2282672

(State of Incorporation)                  (Commission File Number)                     (I.R.S. Employer ID Number)

6586 W. Atlantic Ave., Suite 103, Delray Beach, FL       33446

 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code

(561) 692-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

AMENDMENTS TO ARTICLES OF INCORPORATIO; SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS; REGULATION FD DISCLOSURE

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On December 1, 2015, the company’s Board of Directors approved an Amendment to the Company’s Articles of Incorporation changing the Company’s name to “Michael James Enterprises Inc.” and filing with FINRA for a new stock ticker symbol.  Both of these corporate actions will be effective December 11, 2015.

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

On December 1, 2015, the principal shareholder of the Company, representing a majority of the issued and outstanding Shares of Common Stock,  and acting upon written consent in lieu of a Special Meeting of Shareholders in accordance with the provisions of the Delaware Corporation Law and the By-Laws of the Corporation, ratified, consented to, and approved the Amendment to the Articles of Incorporation changing the Company’s name to “Michael James Enterprises Inc.”,  which corporate action shall take effect on December 11, 2015.

ITEM 7.01    REGULATION FD DISCLOSURE

On December 4, 2015, the Company issued a press release announcing that it’s Board of Directors approved changing the Company’s name to “Michael James Enterprises Inc.”, and filing with FINRA for a new stock ticker symbol, both of which will be effective December 11, 2015.

Additionally, the Company announced that its wholly owned subsidiary, BullsNBears Holdings, Inc., will file a registration statement with the Securities and Exchange Commission in connection with the proposed spin-off of that subsidiary and its proprietary Financial Networking Portal into a standalone, publicly traded company through a previously announced shareholder dividend.  A copy of this press release is furnished as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of BullsnBears.com, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.  The complete text of this News Release is annexed as an Exhibit to this Current Report.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No. 99.1

Press release dated December 4, 2015

                                   SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 4, 2015

BULLSNBEARS.COM, INC.

                                   By: /s/ James M. Farinella

                                      ---------------------------------

                                      James M. Farinella

                                      Chief Executive Officer